INCOME TAX EXPENSE	12 Months Ended
Dec. 31, 2018
Income Tax [Abstract]
INCOME TAX EXPENSE
INCOME TAX EXPENSE

For the years ended December 31	2018	2017
Tax on profit
Current tax
Charge for the year	$423	$1,125
Adjustment in respect of prior years	45	—
	$468	$1,125
Deferred tax
Origination and reversal of temporary differences in the current year	$821	$112
Adjustment in respect of prior years	(91)	(6)
	$730	$106
Income tax expense	$1,198	$1,231
Tax expense related to continuing operations
Current
Canada	$—	$7
International	468	1,118
	$468	$1,125
Deferred
Canada	$628	($97)
International	102	203
	$730	$106
Income tax expense	$1,198	$1,231

Reconciliation to Canadian Statutory Rate
For the years ended December 31	2018	2017
At 26.5% statutory rate	($63)	$728
Increase (decrease) due to:
Allowances and special tax deductions[1]	(59)	(96)
Impact of foreign tax rates[2]	(4)	215
Expenses not tax deductible	74	24
Non-taxable gains on sales of long-lived assets	—	(241)
Impairment charges not recognized in deferred tax assets	168	66
Goodwill impairment charges not tax deductible	54	—
Net currency translation losses on deferred tax balances	41	10
Tax impact of profits from equity accounted investments	(15)	(7)
Current year tax losses not recognized in deferred tax assets	100	21
United States tax reform	—	(203)
De-recognition of deferred tax assets	814	—
United States adjustment to one-time toll charge	(49)	—
Adjustments in respect of prior years	3	(6)
Increase to income tax related contingent liabilities	—	172
Dominican Republic tax audit	42	—
United States withholding taxes	(107)	252
Other withholding taxes	14	18
Mining taxes	184	266
Other items	1	12
Income tax expense	$1,198	$1,231

[1]	We are able to claim certain allowances and tax deductions unique to extractive industries that result in a lower effective tax rate.

[2]	We operate in multiple foreign tax jurisdictions that have tax rates different than the Canadian statutory rate.

Currency Translation
Deferred tax balances are subject to remeasurement for changes in currency exchange rates each period. The most significant balances are Argentine deferred tax liabilities. In 2018 and 2017, tax expense of $41 million and $10 million, respectively, primarily arose from translation losses due to the weakening of the Argentine peso against the US dollar. These translation losses are included within deferred tax expense (recovery).
De-recognition of Deferred Tax Assets
In fourth quarter of 2018, we recorded a deferred tax expense of $673 million related to de-recognition of the deferred tax asset in Canada, and a deferred tax expense of $141 million related to de-recognition of the deferred tax asset in Peru. The de-recognition of the deferred tax asset in Canada follows the merger with Randgold and management’s focus on growing the business globally outside of Canada. This required us to reassess the level of repatriated earnings expected in Canada, and Canadian income thereon to support the deferred tax asset. The de-recognition of the deferred tax asset does not constrain our ability to use Canadian carry forward tax losses against future income in Canada; however, we do not currently expect to be able to use these losses in the foreseeable future as a result of the change in strategy in the fourth quarter. The de-recognition of the deferred tax asset in Peru follows management’s review of expected future earnings and the associated impairment of inventory at Lagunas Norte and is driven by a fourth quarter change in our expected approach to financing future reclamation activities in Peru. Based on these reviews in Canada and Peru it was determined that the realizability of these deferred tax assets was no longer probable.

United States Tax Reform
On December 22, 2017, Tax Reform was enacted in the United States.  The significant changes include:  (i) a reduction from 35% to21% in the corporate income tax rate effective January 1, 2018, which resulted in a deferred tax recovery of $343 million on our net deferred tax liability in the US, (ii) a repeal of the corporate alternative minimum tax (“AMT”) effective January 1, 2018, (iii) the mandatory repatriation of earnings and profits of specified foreign corporations effective December 31, 2017, which resulted in an estimated one-time 2017 toll charge of $228 million, offset by (iv) the recognition of our previously unrecognized deferred tax asset on AMT credits in the amount of $88 million.
In the third quarter of 2018, during the process of completing the 2017 United States income tax returns, the calculation of the one-time 2017 toll charge was finalized and revised, resulting in a decrease of $49 million to the one-time toll charge, with a corresponding reduction to current income tax expense.

Dominican Republic Tax Audit
In the first quarter of 2018, current tax expense of $5 million and deferred tax expense of $37 million were recorded, resulting from a tax audit of Pueblo Viejo in the Dominican Republic. The deferred tax expense relates to additional tax deductions included in the audit that reduced deferred tax assets but did not reduce tax expense due to the application of annual minimum tax in certain taxation years.

United States Withholding Taxes
Prior to the fourth quarter 2017, we had not previously recorded withholding tax related to the undistributed earnings of our United States subsidiaries because our intention was to reinvest our current and future undistributed earnings of our United States subsidiaries indefinitely. During the fourth quarter of 2017, we reassessed our intentions regarding those undistributed earnings. As a result of our reassessment, we concluded that it was no longer our intent to indefinitely reinvest our current and future undistributed earnings of our United States subsidiaries, and therefore in the fourth quarter of 2017, we recognized an increase in our income tax provision in the amount of $252 million, representing withholding tax on the undistributed United States earnings. Accordingly, $150 million was recorded in the tax charge for the year, and $102 million was recorded as deferred tax expense. Of the $150 million, $122 million has been recorded in other non-current liabilities (see note 29) and $28 million of withholding tax was paid in 2018.
In the fourth quarter of 2018, primarily due to restructuring associated with the merger with Randgold, we concluded that going forward, we would reinvest our future undistributed earnings of our United States subsidiaries in the foreseeable future. As a result of our reassessment, we recorded a deferred tax recovery of $107 million.
Proposed Framework for Acacia Mining Operations in Tanzania and the Increase to Income Tax Related Contingent Liabilities in Tanzania
The terms of the Proposed Framework for Acacia Mining Operations in Tanzania were announced on October 19, 2017. The Proposed Framework indicates that in support of ongoing efforts to resolve outstanding tax claims, Acacia would make a payment of $300 million to the government of Tanzania, on terms to be settled by a working group. A tax provision of $128 million had been recorded prior to December 31, 2016 in respect of tax disputes related to Acacia. Of this amount, $70 million was recorded in 2016. In the third quarter of 2017, an additional amount of $172 million was recorded as current tax expense. See note 36 for further information with respect to these matters.